UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2006

CTI INDUSTRIES CORPORATION
  (Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22160 North Pepper Road, Barrington, IL	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (847) 382-1000

______________________________N/A____________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 1.01 - Entry into a Material Definitive Agreement

On December 18, 2006, Registrant entered into a Second Amendment to Loan and Security Agreement among Registrant and Charter One Bank, N.A.. A copy of the agreement is filed as Exhibit 10.1.

Item No. 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit

10.1	Second Amendment to Loan and Security Agreement among Registrant and Charter One Bank, N.A. dated December 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation
(Registrant)

Date: December 18, 2006	By:	/s/ Howard W. Schwan
Howard W. Schwan, President